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                                                 Exhibit (24)


                                 POWERS OF ATTORNEY


          The undersigned director of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Annual Report on Form 10-K to be filed for the fiscal year ended December 31, 1998.

          IN WITNESS WHEREOF, I have signed this Power of Attorney as of the 5th day of March, 1999.


                                   /s/ M. R. Bonsignore
                                   --------------------
                                   M. R. Bonsignore
                                   Chairman of the Board and
                                   Chief Executive Officer,
                                   and Director

                                   /s/ A. J. Baciocco, Jr.
                                   -----------------------
                                   A. J. Baciocco, Jr.
                                   Director

                                   /s/ E. E. Bailey
                                   ----------------
                                   E. E. Bailey
                                   Director

                                   /s/ G. Ferrari
                                   --------------
                                   G. Ferrari
                                   Director


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                                   /s/ R. D. Fullerton
                                   -------------------
                                   R. D. Fullerton
                                   Director

                                   /s/ J. J. Howard
                                   ----------------
                                   J. J. Howard
                                   Director

                                   /s/ K. M. Hudson
                                   ----------------
                                   K. M. Hudson
                                   Director

                                   /s/ B. E. Karatz
                                   ----------------
                                   B. E. Karatz
                                   Director

                                   /s/ J. C. Pardo
                                   ---------------
                                   J. C. Pardo
                                   Director

                                   /s/ S. G. Rothmeier
                                   -------------------
                                   S. G. Rothmeier
                                   Director

                                   /s/ M. W. Wright
                                   ----------------
                                   M. W. Wright
                                   Director


          The undersigned officer of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Annual Report on Form 10-K to be filed for the fiscal year ended December 31, 1998.


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                                   /s/ L. W. Stranghoener
                                   ----------------------
                                   L. W. Stranghoener
                                   Vice President and
                                   Chief Financial Officer

                                   /s/ P. M. Palazzari
                                   -------------------
                                   P. M. Palazzari
                                   Vice President and Controller, and
                                   Principal Accounting Officer